                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               FORM 8-K/A No. 1



                                CURRENT REPORT

                             ---------------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 18, 1998



                             SL GREEN REALTY CORP.
            (Exact name of Registrant as specified in its Charter)


                                   Maryland
                           (State of Incorporation)


            1-13199                                       13-3956775
    (Commission File Number)                      (IRS Employer Id. Number)


              70 West 36th Street
              New York, New York                            10018
    (Address of principal executive offices)              (Zip Code)


                               (212) 594-2700
               (Registrant's telephone number, including area code)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends its Current Report on Form 8-K dated March 18, 1998 (filed with the Securities and Exchange Commission on March 31, 1998), to provide the financial statements and pro forma financial information of 420 Lexington Avenue, New York, New York (the Graybar Building) and 1466 Broadway, New York, New York (collectively, the "Properties").

Item 7.  Financial Statements and Exhibits

     (a) and (b)  Financial Statements of the Properties Acquired and Pro
                  Forma Financial Information

                  Unaudited Pro Forma Combined Financial Information

                  Pro Forma/Combined Balance Sheet (unaudited)
                    as of December 31, 1997

                  Pro Forma/Combined Statement of Operations (unaudited) for the
                    Year Ended December 31, 1997

                  Notes to Pro Forma/Combined Financial Information

                  420 Lexington Ave.

                  Report of Independent Auditors
                    Statement of Revenues and Certain Expenses of 420 Lexington Avenue for the year Ended December 31, 1997

                  Notes to Statement of Revenue and Certain Expenses of
                    420 Lexington Avenue

                  1466 Broadway

                  Report of Independent Auditors

                  Statement of Revenues and Certain Expenses of 1466 Broadway
                    for the Year Ended December 31, 1997

                  Notes to Statement of Revenues and Certain Expenses of
                    1466 Broadway

     (c)          Exhibits

                  None.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SL GREEN REALTY CORP.






                                  By: /s/ David J. Nettina
                                      ______________________________
                                      David J. Nettina
                                      Executive Vice President, Chief Operating
                                      Officer and Chief Financial Officer





Date  May 8, 1998

                             SL GREEN REALTY CORP.

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    The unaudited pro forma consolidated balance sheet of the Company as of December 31, 1997 has been prepared as if the Company's purchase of the Acquired Properties purchased after December 31, 1997 (1466 Broadway and 420 Lexington Avenue) had been consummated on December 31, 1997. The pro forma consolidated statement of operations for the year ended December 31, 1997 is presented as if the IPO, the Formation Transactions, the Offerings, and the purchase of the Acquired Properties occurred at January 1, 1997 and the effect thereof was carried forward through the year.

    The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the IPO, Formation Transactions, the Offerings and the purchase of the Acquired Properties had occurred at the beginning of the period indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. The pro forma consolidated financial statements should be read in conjunction with the Company's consolidated financial statements for the period August 21, 1997 to December 31, 1997 and the SL Green Predecessor combined financial statements for the period January 1, 1997 to August 20, 1997 included in the Company's Annual Report on Form 10-K.

                             SL GREEN REALTY CORP.

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                            AS OF DECEMBER 31, 1997

                                  (UNAUDITED)

                             (DOLLARS IN THOUSANDS)

                                     SL GREEN
                                   REALTY CORP.   ACQUIRED     FINANCING     COMPANY
                                    HISTORICAL   PROPERTIES   ADJUSTMENTS   PRO FORMA
                                       (A)           (B)          (C)      AS ADJUSTED
                                   ------------  -----------  -----------  -----------
ASSETS
  Commercial real estate property
    at cost:
  Land...........................   $   53,834    $  13,074                 $  66,908
  Buildings and improvements.....      272,776       52,298                   325,074
  Building leasehold.............                    82,788                    82,788
  Property under capital lease...       12,208                                 12,208
                                   ------------  -----------  -----------  -----------
                                       338,818      148,160                   486,978
    Less accumulated
      depreciation...............      (23,800)      --                       (23,800)
                                   ------------  -----------  -----------  -----------
                                       315,018      148,160                   463,178
  Cash and cash equivalents......       12,782     (146,500)   $146,500        12,782
  Restricted cash................       10,310                                 10,310
  Receivables....................          738                                    738
  Related party receivables......        1,971                                  1,971
  Deferred rents receivable, net
    of provision for doubtful
    accounts of $399.............       11,563                                 11,563
  Investment in Service
    Corporations.................        1,480                                  1,480
  Mortgage loan receivable.......       15,500                                 15,500
  Deferred costs, net............        6,099        1,450                     7,549
  Other assets...................        7,314                                  7,314
                                   ------------  -----------  -----------  -----------
    Total assets.................   $  382,775    $   3,110    $ 146,500   $  532,385
                                   ------------  -----------  -----------  -----------
                                   ------------  -----------  -----------  -----------
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Mortgage notes payable.........   $   52,820                              $  52,820
  Credit Facility................       76,000                $  (76,000)           0
  Acquisition Facility...........                                222,500      222,500
  Accrued interest payable.......          552                                    552
  Accounts payable and accrued
    expenses.....................        3,340                                  3,340
  Accounts payable to related
    parties......................          367                                    367
  Capitalized lease
    obligations..................       14,490                                 14,490
  Dividend and distributions
    payable......................        5,136                                  5,136
  Overage rent payable...........                    $3,110                     3,110
  Deferred land lease payable....        8,481                                  8,481
  Security deposits..............       11,475                                 11,475
                                   ------------  -----------  -----------  -----------
    Total liabilities............      172,661        3,110       146,500     322,271
                                   ------------  -----------  -----------  -----------
  Minority interest in Operating
    Partnership..................       33,906                                 33,906
STOCKHOLDERS' EQUITY
  Common stock...................          123                                    123
  Additional paid-in capital.....      178,669                                178,669
  Distributions in excess of
    earnings.....................       (2,584)                                (2,584)
                                   ------------  -----------  -----------  -----------
    Total stockholders' equity...      176,208                                176,208
                                   ------------  -----------  -----------  -----------
    Total liabilities and
      stockholders' equity.......   $  382,775    $   3,110    $  146,500   $ 532,385
                                   ------------  -----------  -----------  -----------
                                   ------------  -----------  -----------  -----------

                             SL GREEN REALTY CORP.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                                           IPO/FORMATION TRANSACTIONS
                                                                            -------------------------------------------------------
                                                 SL GREEN                    ACQUISITION      EQUITY
                                                  REALTY       SL GREEN          OF         CONVERSION        IPO           IPO
                                                   CORP.      PREDECESSOR   PARTNERSHIPS'     SERVICE     ACQUISITION    FINANCING
                                                HISTORICAL    HISTORICAL      INTERESTS    CORPORATIONS   PROPERTIES    ADJUSTMENTS
                                                    (A)           (B)            (C)            (D)           (E)           (F)
                                                -----------  -------------  -------------  -------------  -----------  ------------
Revenues
  Rental revenue..............................   $  20,033     $   4,107      $  13,079                    $  12,254
  Escalations and reimbursement revenues......       2,205           792            859                        1,644
  Management revenues.........................                     1,268                     $  (1,268)
  Leasing commissions.........................         484         3,464                        (3,464)
  Construction revenues.......................                        77                           (77)
  Investment income...........................         485
  Other income................................                        16             89            (11)        1,582
                                                -----------       ------    -------------  -------------  -----------  ------------
      Total revenues..........................      23,207         9,724         14,027         (4,820)       15,480
                                                -----------       ------    -------------  -------------  -----------  ------------
  Equity in net income (loss) in Service
    Corporations..............................        (101)                                      1,948
  Equity in net (loss) from uncombined joint
    ventures..................................                      (770)           770
                                                -----------       ------    -------------  -------------  -----------  ------------
Expenses
  Operating expenses..........................       7,077         2,722          4,985         (1,000)        3,679
  Interest....................................       2,135         1,062          5,320                                  $  (3,008)
  Depreciation and amortization...............       2,815           811          2,456            (48)        1,390           (16)
  Real estate taxes...........................       3,498           705          1,741                        2,714
  Marketing, general and administrative.......         948         2,189                        (1,521)
                                                -----------       ------    -------------  -------------  -----------  ------------
      Total expenses..........................      16,473         7,489         14,502         (2,569)        7,783        (3,024)
                                                -----------       ------    -------------  -------------  -----------  ------------
  Income (loss) before minority interest and
    extraordinary item........................       6,633         1,465            295           (303)        7,697         3,024
  Minority interest in operating partnership..      (1,074)
                                                -----------       ------    -------------  -------------  -----------  ------------
    Income (loss) before extraordinary item...   $   5,559     $   1,465      $     295      $    (303)    $   7,697     $   3,024
                                                -----------       ------    -------------  -------------  -----------  ------------
                                                -----------       ------    -------------  -------------  -----------  ------------
Pro forma income before extraordinary item
  - basic (O).................................
Pro forma income before extraordinary item
  - diluted (O)...............................


                                                   1997         1998           1998
                                                 ACQUIRED     ACQUIRED       FINANCING        PRO          COMPANY
                                                 PROPERTIES   PROPERTIES     ADJUSTMENTS     FORMA          PRO
                                                     (G)          (H)            (I)       ADJUSTMENTS      FORMA
                                                 -----------  -----------  -------------  -------------  ------------
Revenues
  Rental revenue..............................   $  17,725    $  34,283                                   $ 101,481

  Escalations and reimbursement revenues......       1,390        6,468                                      13,358

  Management revenues.........................
  Leasing commissions.........................                                             $  (484)(L)
  Construction revenues.......................
  Investment income...........................       1,782                                    (485)(M)        1,782

  Other income................................          96          988                                       2,760

                                                -----------  -----------  -------------  -------------  ------------

      Total revenues..........................      20,993       41,739                       (969)         119,381

                                                -----------  -----------  -------------  -------------  ------------

  Equity in net income (loss) in Service
    Corporations..............................                                                 484 (L)        2,331

  Equity in net (loss) from uncombined joint
    ventures..................................
                                                -----------  -----------  -------------  -------------  ------------

Expenses
  Operating expenses..........................       6,747       22,392                      1,628 (O)       48,230

  Interest....................................                              $  16,207                        21,716

  Depreciation and amortization...............       2,269        3,796                          4 (J)       13,477

  Real estate taxes...........................       3,267        7,754                                      19,679

  Marketing, general and administrative.......                                                 961 (K)        2,577

                                                -----------  -----------  -------------  -------------  -----------

      Total expenses..........................      12,283       33,942        16,207        2,593          105,679

                                                -----------  -----------  -------------  -------------  ------------

  Income (loss) before minority interest and
    extraordinary item........................       8,710        7,797       (16,207)      (3,078)          16,033

  Minority interest in operating partnership..                                              (1,523) (N)      (2,597)

                                                -----------  -----------  -------------  -------------  ------------

    Income (loss) before extraordinary item...   $   8,710    $   7,797     $ (16,207)   $  (4,601)     $    13,436

                                                -----------  -----------  -------------  -------------  ------------
                                                -----------  -----------  -------------  -------------  ------------


Pro forma income before extraordinary item
  - basic (P).................................                                                          $    1.09
                                                                                                        ---------
                                                                                                        ---------
Pro forma income before extraordinary item
  - diluted (P)...............................
                                                                                                        $    1.08
                                                                                                        ---------
                                                                                                        ---------



                             SL GREEN REALTY CORP.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

            ADJUSTMENTS TO THE PRO FORMA CONSOLIDATED BALANCE SHEET

    (A) To reflect the consolidated balance sheet of SL Green Realty Corp. as of December 31, 1997.

    (B) To reflect the acquisition of the two respective Acquired Properties at cost which represents the purchase price, including certain closing costs, of 420 Lexington Avenue and 1466 Broadway as follows:

                                  420
                               LEXINGTON      1466
                                AVENUE      BROADWAY      TOTAL
                              -----------  -----------  ----------
Assets acquired:
Land........................                $  13,074   $   13,074
Building....................                   52,298       52,298
Building leasehold..........   $  82,788                    82,788
                              -----------  -----------  ----------
                                  82,788       65,372      148,160
Liabilities assumed:
Overage rent payable              (3,110)                   (3,110)
                              -----------  -----------  ----------
Acquisition costs...........   $  79,678    $  65,372   $  145,050
                              -----------  -----------  ----------
                              -----------  -----------  ----------

    The purchase of 420 Lexington and 1466 Broadway were funded primarily by proceeds from the Company's Acquisition Facility totalling approximately $145,050. In addition, the Company utilized the Acquisition Facility to repay the Credit Facility in the amount of $76,000 and paid $1,450 in financing costs related to the Acquisition Facility.

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (C) To reflect the repayment of the Company's Credit Facility. The Credit Facility remained committed until the Acquisition Facility is repaid, at which time, the Company will be in compliance under the Credit Facility and is able to draw additional funds under such Credit Facility.



       ADJUSTMENTS TO THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

    (A) To reflect the historical consolidated statement of operations of SL Green Realty Corp. for the period August 21, 1997 to December 31, 1997.

    (B) To reflect the historical combined statement of operations of SL Green Predecessor for the period January 1, 1997 to August 20, 1997.

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (C) To reflect the period January 1, 1997 to August 20, 1997 operations of 673 First Avenue, 470 Park Avenue South, 29 West 35th Street and 36 West 44th Street (the "Equity Properties") as consolidated entities rather than equity method investees due to the acquistion of 100% of the partnership interests.

                                                                             ACQUISITION OF PARTNERSHIPS' INTERESTS AND
                                                                                   FAIR MARKET VALUE ADJUSTMENTS
                                                                       ------------------------------------------------------
                                            ELIMINATE
                                           HISTORICAL    UNCOMBINED        673          470           29             36
                                             AMOUNTS        TOTAL       FIRST AVE    PARK AVE      WEST 35TH      WEST 44TH
                                           -----------  -------------  -----------  -----------  -------------  -------------
REVENUES:
Rental revenue(a)........................                 $  12,604     $     247    $     152     $      64      $      12
Escalations and reimbursement revenues...                       859
Other income.............................                        89
                                           -----------  -------------  -----------  -----------  -------------  -------------
      Total revenues.....................                    13,552           247          152            64             12
                                           -----------  -------------  -----------  -----------  -------------  -------------
Equity in net income/(loss) of
  investees..............................   $     770
                                           -----------  -------------  -----------  -----------  -------------  -------------

EXPENSES:
Operating expenses(b)....................                     2,976          (221)        (128)          (37)           (62)
Real estate taxes........................                     1,741
Ground rent(c)...........................                     2,425            31
Interest.................................                     5,320
Depreciation and amortization(c).........                     2,510            24          (64)          (11)            (2)
                                           -----------  -------------  -----------  -----------  -------------  -------------
      Total expenses.....................                    14,972          (166)        (192)          (48)           (64)
                                           -----------  -------------  -----------  -----------  -------------  -------------
Income (loss) before minority interest...   $     770     $  (1,420)    $     413    $     344     $     112      $      76
                                           -----------  -------------  -----------  -----------  -------------  -------------
                                           -----------  -------------  -----------  -----------  -------------  -------------


                                               TOTAL
                                            ADJUSTMENTS
                                           -------------
REVENUES:
Rental revenue(a)........................    $  13,079
Escalations and reimbursement revenues...          859
Other income.............................           89
                                           -------------
      Total revenues.....................       14,027
                                           -------------
Equity in net income/(loss) of
  investees..............................          770
                                            -------------
EXPENSES:
Operating expenses(b)....................        2,528
Real estate taxes........................        1,741
Ground rent(c)...........................        2,456
Interest.................................        5,320
Depreciation and amortization(c).........        2,457
                                            -------------
      Total expenses.....................       14,502
                                            -------------
Income (loss) before minority interest...    $     295
                                            -------------
                                            -------------

------------------------

(a) Rental income is adjusted to reflect straight line amounts as of the acquisition date.

(b) Operating expenses are adjusted to eliminate management fees paid to the Service Corporations (Management fee income received by the Service Corporations was also eliminated.)

(c) Ground rent and depreciation and amortization were adjusted to reflect the purchase of the assets.

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (D) To reflect the operations of the Service Corporations pursuant to the equity method of accounting for the period January 1, 1997 to August 20, 1997.

                                                                  EXPENSES
                                                  HISTORICAL    ATTRIBUTABLE     EQUITY
                                                    SERVICE        TO REIT     CONVERSION      TOTAL
                                                 CORPORATIONS        (A)           (B)      ADJUSTMENT
                                                 -------------  -------------  -----------  -----------
STATEMENT OF OPERATIONS:
  Management revenues..........................    $   1,268                                 $  (1,268)
  Leasing commissions..........................        3,464                                    (3,464)
  Construction revenues........................           77                                       (77)
  Equity in net income of Service
    Corporations...............................                                 $  (1,948)       1,948
  Other income.................................           11                                       (11)
                                                      ------          -----    -----------  -----------
      Total revenues...........................        4,820                       (1,948)      (2,872)
                                                      ------          -----    -----------  -----------

EXPENSES
  Operating expenses...........................        1,000                                    (1,000)
  Depreciation and amortization................           48                                       (48)
  Marketing, general and administrative........        2,189      $    (668)                    (1,521)
                                                      ------          -----    -----------  -----------
      Total expenses...........................        3,237           (668)                    (2,569)
                                                      ------          -----    -----------  -----------
      Income (loss)............................    $   1,583      $     668     $  (1,948)   $    (303)
                                                      ------          -----    -----------  -----------
                                                      ------          -----    -----------  -----------

------------------------

(a) Expenses are allocated to the Service Corporations and the Management LLC based upon the job functions of the employees.

(b) The equity in net income of the Service Corporations is computed as follows:

Historical Service Corporations income.............................................  $   1,583
Adjustment for management fees eliminated in the combined
  historical financial statements due to acquisition of
  partnerships interests...........................................................       (201)
Expenses attributable to REIT......................................................        668
                                                                                     ---------
Income.............................................................................  $   2,050
                                                                                     ---------
                                                                                     ---------
Equity in net income of Service Corporations' at 95 percent........................  $   1,948
                                                                                     ---------
                                                                                     ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (E) To reflect the operations of 1372 Broadway, 1140 Avenue of the Americas and 50 West 23rd Street for the period January 1, 1997 to August 20, 1997. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, the land lease on 1140 Avenue of the Americas was recorded, and depreciation and amortization based on cost was recorded.

                                                     1372 BROADWAY                      1140 AVENUE OF THE AMERICAS
                                       -----------------------------------------  ---------------------------------------
                                       HISTORICAL     ADJUSTMENT      PRO FORMA   HISTORICAL    ADJUSTMENT     PRO FORMA
                                       -----------  ---------------  -----------  -----------  -------------  -----------
REVENUES:
Rental revenue.......................   $   5,154      $     578      $   5,732    $   2,768     $     230     $   2,998
Escalations & reimbursement
  revenues...........................         713                           713          440                         440
Other income.........................       1,520                         1,520           61                          61
                                       -----------         -----     -----------  -----------        -----    -----------
    Total revenues...................       7,387            578          7,965        3,269           230         3,499
                                       -----------         -----     -----------  -----------        -----    -----------

EXPENSES:
Operating expenses...................       1,701           (181)         1,520        1,261          (130)        1,131
Ground rent..........................                                                                  268           268
Depreciation & amortization..........                        658            658                        271           271
Real estate taxes....................       1,396                         1,396          660                         660
                                       -----------         -----     -----------  -----------        -----    -----------
    Total expenses...................       3,097            477          3,574        1,921           409         2,330
                                       -----------         -----     -----------  -----------        -----    -----------
Income before minority interest......   $   4,290      $     101      $   4,391    $   1,348     $    (179)    $   1,169
                                       -----------         -----     -----------  -----------        -----    -----------
                                       -----------         -----     -----------  -----------        -----    -----------

                                                 50 WEST 23RD STREET
                                       ---------------------------------------    TOTAL
                                       HISTORICAL    ADJUSTMENT     PRO FORMA   PRO FORMA
                                       -----------  -------------  -----------  ---------
REVENUES:
Rental revenue.......................   $   3,303     $     221     $   3,524   $  12,254
Escalations & reimbursement
  revenues...........................         491                         491       1,644
Other income.........................           1                           1       1,582
                                       -----------        -----    -----------  ---------
    Total revenues...................       3,795           221         4,016      15,480
                                       -----------        -----    -----------  ---------
EXPENSES:
Operating expenses...................         876          (116)          760       3,411
Ground rent..........................                                                 268
Depreciation & amortization..........                       461           461       1,390
Real estate taxes....................         658                         658       2,714
                                       -----------        -----    -----------  ---------
    Total expenses...................       1,534           345         1,879       7,783
                                       -----------        -----    -----------  ---------
Income before minority interest......   $   2,261     $    (124)    $   2,137   $   7,697
                                       -----------        -----    -----------  ---------
                                       -----------        -----    -----------  ---------

    (F) To reflect the changes in interest expense as the result of the IPO financing transactions and the related adjustments to deferred financing expense.

                                                                          470         29           36           70
                                                          673 1ST AVE     PAS       W 35TH       W 44TH       W 36TH
                                                          -----------  ---------  -----------  -----------  -----------
Interest................................................   $  (1,123)  $  (1,025)               $    (593)   $    (339)
Depreciation and amortization...........................          30           9   $       3                       (47)
                                                          -----------  ---------  -----------  -----------  -----------
      Total expenses....................................      (1,093)     (1,016)          3         (593)        (386)
                                                          -----------  ---------  -----------  -----------  -----------
      Income before minority interest...................   $   1,093   $   1,016   $      (3)   $     593    $     386
                                                          -----------  ---------  -----------  -----------  -----------
                                                          -----------  ---------  -----------  -----------  -----------
                                                                               NEW
                                                               1414         MORTGAGE
                                                           AVE. AMERICAS      LOAN        TOTAL
                                                          ---------------  -----------  ---------
Interest................................................     $    (591)     $     663   $  (3,008)
Depreciation and amortization...........................           (29)            18         (16)
                                                          ---------------  -----------  ---------
      Total expenses....................................          (620)           681      (3,024)
                                                           ---------------  -----------  ---------
      Income before minority interest...................     $     620      $    (681)  $   3,024
                                                          ---------------  -----------  ---------
                                                          ---------------  -----------  ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (G) To reflect the operations of 110 East 42nd Street for the period January 1, 1997 to September 15, 1997, 17 Battery Place including the mortgage loan receivable for the period January 1, 1997 to December 18, 1997, and 633 Third Avenue for the period January 1, 1997 to December 31, 1997. Historical rental revenue was adjusted for straight line rents as of the acquisition date, historical operating expenses were reduced for management fees, and depreciation based on recorded cost. These acquisitions were funded by proceeds from the IPO and Revolving Credit Facility.

                                                                                                            633 THIRD
                                    110 EAST 42ND STREET                     17 BATTERY PLACE                AVENUE
                            -------------------------------------  -------------------------------------  -------------
                            HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL   ADJUSTMENT    PRO FORMA    HISTORICAL
                            -----------  -----------  -----------  -----------  -----------  -----------  -------------
REVENUES:
  Rental revenue..........   $   3,499    $    (166)   $   3,333    $  12,458    $     742    $  13,200     $     809
  Escalation &
    reimbursement
    revenues..............         501                       501          889                       889
  Investment income.......                                                           1,782        1,782
  Other income............          14                        14           82                        82
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
      Total revenues......       4,014         (166)       3,848       13,429        2,524       15,953           809

                            -----------  -----------  -----------  -----------  -----------  -----------        -----
EXPENSES:
  Operating expenses......       1,839         (147)       1,692        5,264         (410)       4,854           201
  Interest expense........
  Depreciation &
    amortization..........                      426          426                     1,627        1,627
  Real estate taxes.......       1,000                     1,000        2,075                     2,075           192
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
      Total expenses......       2,839          279        3,118        7,339        1,217        8,556           393
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
Income before minority
  interest................   $   1,175    $    (445)   $     730    $   6,090    $   1,307    $   7,397     $     416
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
                            -----------  -----------  -----------  -----------  -----------  -----------        -----
                                                          TOTAL
                                                           PRO
                             ADJUSTMENT     PRO FORMA     FORMA
                            -------------  -----------  ---------
REVENUES:
  Rental revenue..........    $     383     $   1,192   $  17,725
  Escalation &
    reimbursement
    revenues..............                                  1,390
  Investment income.......                                  1,782
  Other income............                                     96
                                  -----    -----------  ---------
      Total revenues......          383         1,192      20,993
                                  -----    -----------  ---------
EXPENSES:
  Operating expenses......                        201       6,747
  Interest expense........
  Depreciation &
    amortization..........          216           216       2,269
  Real estate taxes.......                        192       3,267
                                  -----    -----------  ---------
      Total expenses......          216           609      12,283
                                  -----    -----------  ---------
Income before minority
  interest................    $     167     $     583   $   8,710
                                  -----    -----------  ---------
                                  -----    -----------  ---------

                             SL GREEN REALTY CORP.

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (H) To reflect two of the Acquired Properties operations purchased after December 31, 1997 of 420 Lexington Avenue and 1466 Broadway for the year ended December 31, 1997. Historical rental revenue was adjusted for straight line rents and historical operating expenses were reduced for management fees and depreciation based on the recorded cost.

                                   420 LEXINGTON AVE                        1466 BROADWAY
                         -------------------------------------  -------------------------------------     TOTAL
                         HISTORICAL   ADJUSTMENT    PRO FORMA   HISTORICAL   ADJUSTMENT    PRO FORMA    PRO FORMA
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Revenue:
Rental revenue.........   $  25,278    $     876    $  26,154    $   7,749    $     380    $   8,129    $  34,283
Escalation &
  reimbursement
  revenues.............       5,708                     5,708          760                       760        6,468
Other income...........         763                       763          225                       225          988
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total revenues.....      31,749          876       32,625        8,734          380        9,114       41,739
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Expenses:
Operating expenses.....   $  20,431         (442)      19,989        2,554         (151)       2,403       22,392
Depreciation &
  amortization.........                    2,516        2,516                     1,280        1,280        3,796
Real estate taxes......       5,823                     5,823        1,931                     1,931        7,754
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total expenses.....      26,254        2,074       28,328        4,485        1,129        5,614       33,942
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Income before minority
  interest.............   $   5,495    $  (1,198)   $   4,297    $   4,249    $    (749)   $   3,500    $   7,797
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
                         -----------  -----------  -----------  -----------  -----------  -----------  -----------

                             SL GREEN REALTY CORP.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

    (I) To reflect the additional borrowings required under the Acquisition Facility to fund the Acquired Properties (7.3785% interest rate).

    (J) To reflect for 70 West 36th Street and 1414 Avenue of the Americas, depreciation expense adjustments for real property transfer taxes capitalized in connection with the Formation Transactions which are amortized over the remaining life of the commercial property.

    (K) To reflect the increase in marketing, general and administrative expenses related to operations of a public company for the period January 1, 1997 to August 20, 1997 which includes the following:

Officers' compensation and related costs.............................  $     446
Professional fees....................................................        203
Directors' fees and insurance........................................        174
Printing and distribution costs......................................         87
Other................................................................         51
                                                                       ---------
                                                                       $     961
                                                                       ---------
                                                                       ---------

    The additional officers' compensation and related costs are attributable primarily to Employment Agreements with the officers as further described under the caption "Employment and Non Competition Agreement."

    (L) Represents the reclassifications of leasing commissions attributable to the Service Corporations since all leasing commissions is presently being recorded in the Service Corporations.

    (M) Represents the reduction of interest income from the excess cash that was used to fund Acquired Properties.

    (N) Represents the 16.2% interest of the minority shareholders in the Operating Partnership less Unit Holders 9.8% share of the preferred dividends and accretion totalling $789.

    (O) To adjust the provision for doubtful accounts based upon 2% of Pro Forma rental revenue.

    (P) Pro Forma income before extraordinary item per common share--basic is based upon 12,292,311 shares of common stock outstanding as of December 31, 1997. Pro Forma income before extraordinary item per common share--diluted is based upon 12,404,412 weighted average shares of common stock outstanding as of December 31, 1997, which gives effect to stock options. As each Unit is redeemable for cash, or at the Company's election, for one share of common stock, the calculation of earnings per share upon redemption will be unaffected as unitholders and stockholders share equally on a per unit and per share basis in the net income of the Company. Pursuant to the terms of the Partnership Agreement, the Unit holders that received Units at the IPO may not, for up to two years from the IPO date, transfer any of their rights or redeem their Units as a limited partner without the consent of the Company.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
SL Green Realty Corp.

    We have audited the statement of revenues and certain expenses of the property at 1466 Broadway, as described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8K/A of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
March 13, 1998

                                 1466 BROADWAY

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES

                             (DOLLARS IN THOUSANDS)

                                     NOTE 1

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1997
                                                                                                      -------------
Revenues
  Rental revenue....................................................................................    $   7,749
  Escalations and reimbursement revenue.............................................................          760
  Other income......................................................................................          225
                                                                                                           ------
Total revenues......................................................................................        8,734
                                                                                                           ------

Certain Expenses
  Property taxes....................................................................................        1,931
  Utilities.........................................................................................          559
  Cleaning and service contracts....................................................................          542
  Payroll and expenses..............................................................................          463
  Management fees...................................................................................          151
  Repairs and maintenance...........................................................................          453
  Professional fees.................................................................................           87
  Insurance.........................................................................................           87
  Other operating expenses..........................................................................          212
                                                                                                           ------
Total certain expenses..............................................................................        4,485
                                                                                                           ------
Revenues in excess of certain expenses..............................................................    $   4,249
                                                                                                           ------
                                                                                                           ------

                            See accompanying notes.

                                 1466 BROADWAY

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1997

1. BASIS OF PRESENTATION

    Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at 1466 Broadway, in the Times Square sub-market, in the borough of Manhattan in New York City, (the "Property").

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by SL Green Realty Corp., in the proposed future operations of the Property. Items excluded consist of interest, amortization and depreciation.

2. USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. REVENUE RECOGNITION

    The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts due pursuant to the underlying leases over amounts so recognized amounted to approximately $308 for the year ended December 31, 1997.

4. CONCENTRATION OF REVENUE

    Approximately 15% of the Property's revenue for the year ended December 31, 1997 was derived from one tenant.

5. MANAGEMENT AGREEMENTS

    During 1997 the Property was managed by Helmsley Noyes Co., Inc., an affiliate of Helmsley Enterprises Inc., the owner of the Property. During the year ended December 31, 1997 the management fees were based on gross collections, as follows: 5.0% for the first $200, 3.0% for the next $300 and 1.5% for the excess above $500.

    The fees incurred for managing the Property by the affiliated company for the year ended December 31, 1997 was $151.

6. LEASE AGREEMENTS

    The Property is being leased to tenants under operating leases with term expiration dates ranging from 1998 to 2009. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs. Approximate future minimum

                                 1466 BROADWAY

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1997

6. LEASE AGREEMENTS (CONTINUED)
rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1997 (exclusive of renewal option periods) are as follows:

1998...............................................................  $   6,600
1999...............................................................      5,600
2000...............................................................      4,100
2001...............................................................      3,200
2002...............................................................      2,600
Thereafter.........................................................     13,900
                                                                     ---------
                                                                     $  36,000
                                                                     ---------
                                                                     ---------

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
SL Green Realty Corp.

    We have audited the statement of revenues and certain expenses of the property at 420 Lexington Avenue, as described in Note 1, for the year ended December 31, 1997. The financial statement is the responsibility of management of the Property. Our responsibility is to express an opinion on this financial statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying statement of revenues and certain expenses was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8K/A of SL Green Realty Corp., and is not intended to be a complete presentation of the Property's revenues and expenses.

    In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1 for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
March 13, 1998

                              420 LEXINGTON AVENUE

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES

                             (DOLLARS IN THOUSANDS)

                                     NOTE 1

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1997
                                                                                                      ------------
Revenues
  Rental revenue....................................................................................   $   25,278
  Escalations and reimbursement revenue.............................................................        5,708
  Other income......................................................................................          763
                                                                                                      ------------
Total revenues......................................................................................       31,749
                                                                                                      ------------

Certain Expenses
  Ground rent.......................................................................................        7,946
  Property taxes....................................................................................        5,823
  Utilities.........................................................................................        3,452
  Cleaning and service contracts....................................................................          946
  Payroll and expenses..............................................................................        4,537
  Management fees...................................................................................          442
  Repairs and maintenance...........................................................................        1,499
  Professional fees.................................................................................          622
  Insurance.........................................................................................          358
  Other operating expenses..........................................................................          629
                                                                                                      ------------
Total certain expenses..............................................................................       26,254
                                                                                                      ------------
Revenues in excess of certain expenses..............................................................   $    5,495
                                                                                                      ------------
                                                                                                      ------------

                            See accompanying notes.

                              420 LEXINGTON AVENUE

              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1997

1. BASIS OF PRESENTATION

    Presented herein is the statement of revenues and certain expenses related to the operations of the property, located at 420 Lexington Avenue, in the Grand Central District sub-market, in the borough of Manhattan in New York City, (the "Property").

    The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by SL Green Realty Corp., in the proposed future operations of the Property. Items excluded consist of interest, amortization and depreciation.

2. USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. REVENUE RECOGNITION

    The Property is leased to tenants under operating leases. Minimum rental income is generally recognized on a straight-line basis over the term of the lease. The excess of amounts due pursuant to the underlying leases over amounts so recognized amounted to approximately $201 for the year ended December 31, 1997.


4. CONCENTRATION OF REVENUE

    Approximately 20% of the Property's revenue for the year ended December 31, 1997 was derived from two tenants.

5. MANAGEMENT AGREEMENTS

    During 1997 the Property was managed by Helmsley Noyes Co., Inc., an affiliate of Helmsley Enterprises Inc., the owner of the Property. During the year ended December 31, 1997 the management fees were based on gross collections, as follows: 5.0% for the first $200, 3.0% for the next $300 and 1.5% for the excess above $500.

    The fees incurred for managing the Property by the affiliated company for the year ended December 31, 1997 was $442.

6. RELATED PARTY TRANSACTIONS

    The Property recognized approximately $116 in rental income from companies affiliated with the seller for the year ended December 31, 1997.

7. GROUND RENT

    The Property is subject to an operating sublease agreement (the "Ground Lease"), which is subject to the terms and conditions of three other subleases. The Ground Lease, expiring on December 31, 2008,

                              420 LEXINGTON AVENUE

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1997

7. GROUND RENT (CONTINUED)
requires fixed annual rent of approximately $7,918, (which includes $6,000 of ground rent) plus an additional annual rent (overage rent) equal to 33.3% of net earnings in excess of $2,740, a portion of which is deferred and paid over five years. The Ground Lease contains an option to renew for an additional term of 21 years to the year 2029.

8. LEASE AGREEMENTS

    The Property is being leased to tenants under operating leases with term expiration dates ranging from 1998 to 2016. The minimum rental amounts due under the leases are generally subject to scheduled fixed increases. The leases generally also require that the tenants reimburse the Property for increases in certain operating costs and real estate taxes above their base year costs.

    Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases as of December 31, 1997 (exclusive of renewal option periods) are as follows:

1998..............................................................  $  23,900
1999..............................................................     21,300
2000..............................................................     19,400
2001..............................................................     16,200
2002..............................................................     12,500
Thereafter........................................................     66,100
                                                                    ---------
                                                                    $ 159,400
                                                                    ---------
                                                                    ---------